UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017 (June 15, 2017)

SRC Energy Inc.
(Exact name of registrant as specified in its charter)
______________________________

COLORADO (State or other jurisdiction of incorporation or organization)	001-35245 (Commission File Number)	20-2835920 (I.R.S. Employer Identification Number)

1675 Broadway, Suite 2600
Denver, Colorado 80202

Registrant’s telephone number, including area code: (720) 616-4300
Synergy Resources Corporation

(Former name or former address, if changed since last report)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  []

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 5.07 below, at the annual meeting of shareholders of SRC Energy Inc. (formerly Synergy Resources Corporation) (the “Company”) held on June 15, 2017, the shareholders approved an amendment to the Amended and Restated Articles of Incorporation of the Company to change the name of the Company from Synergy Resources Corporation to SRC Energy Inc. A copy of the Second Amended and Restated Articles of Incorporation which effects such amendment, as accepted for filing with the Secretary of State of Colorado on June 15, 2017, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On June 15, 2017, the Board of Directors of the Company amended the Bylaws of the Company to reflect the name change of the Company from Synergy Resources Corporation to SRC Energy Inc. (the “Amendment”). The Amendment took effect simultaneously with the shareholder approval of the amendment to the Amended and Restated Articles of Incorporation of the Company. A copy of the Bylaws of the Company and the Amendment are attached hereto as Exhibits 3.2.1 and 3.2.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on June 15, 2017. Holders of 200,827,458 shares of the Company’s common stock outstanding at the close of business on April 10, 2017 were entitled to vote at the meeting, of which 190,472,284 shares, or approximately 94.84% of those entitled to vote, were represented in person or by proxy at the annual meeting.

The results of the matters voted upon at the annual meeting, which are more fully described in the Company’s proxy statement, are as follows:

PROPOSAL # 1 – Election of Directors
Lynn A. Peterson	For: Withheld:	159,578,714 3,434,860
Raymond E. McElhaney	For: Withheld:	147,115,550 15,898,024
Jack N. Aydin	For: Withheld:	158,295,348 4,718,226
Daniel E. Kelly	For: Withheld:	158,297,637 4,715,937
Paul J. Korus	For: Withheld:	162,070,594 942,980
PROPOSAL # 2 – To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017
	For: Against: Abstain:	189,555,828 320,419 596,037
PROPOSAL # 3 – To approve an amendment of the Company’s Amended and Restated Articles of Incorporation to change the name of the Company from Synergy Resources Corporation to SRC Energy Inc.
	For: Against: Abstain:	189,099,066 810,531 562,687

Item 7.01    Regulation FD Disclosure.

On June 20, 2017, the Company issued a press release regarding, among other things, an operations update. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01, including Exhibit 99.1 to this report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)        Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Articles of Incorporation of SRC Energy Inc. effective as of June 15, 2017.
3.2.1	Bylaws of SRC Energy Inc. (including Amendment No. 1 thereto) (incorporated by reference to Exhibit 3.2 of the Annual Report on Form 10-K of SRC Energy Inc. filed on April 22, 2016).
3.2.2	Amendment No. 2 to Bylaws of SRC Energy Inc., effective as of June 15, 2017.
99.1	Press Release dated June 20, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2017
SRC Energy Inc.

By:	/s/ James Henderson
James Henderson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Articles of Incorporation of SRC Energy Inc. effective as of June 15, 2017.
3.2.1	Bylaws of SRC Energy Inc. (including Amendment No. 1 thereto) (incorporated by reference to Exhibit 3.2 of the Annual Report on Form 10-K of SRC Energy Inc. filed on April 22, 2016).
3.2.2	Amendment No. 2 to Bylaws of SRC Energy Inc., effective as of June 15, 2017.
99.1	Press Release dated June 20, 2017.